CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


To Glasgal Communications, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 2, 1996 in Glasgal Communications, Inc. Form 10-K for the year ended April 30, 1996 and to all references to our Firm included in this registration statement.


                                                     /S/ARTHUR ANDERSON LLP
                                                     ----------------------
Roseland, New Jersey                                 /S/ARTHUR ANDERSON LLP
November 20, 1996